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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2007
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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
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      Delaware                      000-11071                   84-0685613
  (State or other            (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                         Identification Number)
  incorporation)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

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Item 2.02.  Results of Operations and Financial Conditions

           On February 14, 2007, Image Entertainment, Inc. issued a press release announcing its financial results for its third fiscal quarter ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

           Following the press release, the Company held a telephonic conference call with simultaneous Web cast beginning at 4:30 PM Eastern time to discuss its financial results for its third quarter ended December 31, 2006 and provide a brief update to its board of directors' special committee process of reviewing strategic alternatives to enhance shareholder value for the Company. A recording of the call will be available until February 21, 2007. To access the recording, dial (888) 203-1112 and enter the confirmation code of 8580409. International participants please dial (719) 457-0820 and use the same confirmation code. A Web cast of the call is also available at www.image-entertainment.com and through Thomson StreetEvents at www.earnings.com.

           Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01.  Financial Statements and Exhibits.

      (a) Exhibits.


         Exhibit Number                   Exhibit Description
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             99.1                 Press Release dated February 14, 2007


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                IMAGE ENTERTAINMENT, INC.


Dated:     February 14, 2007               By:  /s/ JEFF M. FRAMER
                                                --------------------------------
                                                Name     Jeff M. Framer
                                                Title:   Chief Financial Officer